UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2012
Date of reporting period: January 1, 2012 – June 30, 2012

Item 1. Reports to Shareholders.

SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Capital Fund– Micro-Cap Portfolio Royce Capital Fund– Small-Cap Portfolio

www.roycefunds.com

Performance and Expenses	Through June 30, 2012

	Average Annual Total Returns						Annual
						Since Inception	Operating
Fund	Year-to-Date[1]	One-Year	Five-Year	10-Year	15-Year	(12/27/96)	Expenses

Royce Capital Fund–Micro-Cap Portfolio	2.40%	-12.43%	-0.05%	7.51%	11.63%	11.53%	1.34%

Royce Capital Fund–Small-Cap Portfolio	5.16	-3.37	1.32	7.90	10.59	11.03	1.05

Russell Microcap Index	13.01	-0.54	-2.19	5.89	n.a.	n.a.[2]	n.a.

Russell 2000 Index	8.53	-2.08	0.54	7.00	6.14	6.67[3]	n.a.

1 Not Annualized.
2 Data for the Russell Microcap Index goes back only to 2000.
3 Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

Series of Royce Capital Fund invest primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio may invest up to 35% of its net assets in foreign securities and Royce Capital Fund–Small-Cap Portfolio may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. Index returns include net reinvested dividends and/or interest income. Distributor: Royce Fund Services, Inc.

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Table of Contents

Semiannual Review

Performance and Expense Table	Inside Cover

Letter to Our Shareholders	2

Semiannual Report to Shareholders	7

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Charles M. Royce, President

We have often stressed the importance
of capital preservation in asset
management, arguing that not losing
money is as critical as making it
grow. Implicit in this belief is the idea
that capital preservation is mostly
synonymous with preserving purchasing
power. However, we now find ourselves
in a very non-traditional investment
environment, an age marked by near-zero
interest rates; regular, short-term
bursts of volatility for equities; and
relentless money printing on the part of
the developed world’s central banks.

While this has not altered our view of
the significance of risk aversion, it has
led us to ask if at this moment in history
capital preservation and preservation
of purchasing power should be defined
differently. The answer approaches
what we think is one of the most
underappreciated risks to which
investors are now subject: the potential
for meaningful loss in the future
purchasing power of investments.
With so much attention being paid to
preservation of capital, too little has
been placed on what that capital, once
returned, will actually be worth.

Continued on page 4...
Letter to Our Shareholders

“I Read the News Today, Oh Boy.”
 Another dismal summer has dawned with spring having brought a wave of worries back to the market for the third consecutive year. Karl Marx—as canny an observer of the global scene as he was a checkered prognosticator of its future—wrote in 1852 that all events in history occur twice: the first time as tragedy the second as farce. Allowing for the accuracy of this observation, what are we then to make of this third round of wobbly recovery, sluggish markets, panic-stuffed headlines, and the by now reflexive anxiety about the potential horrors of European debt for the world economy? What lies beyond farce, other than lousy returns, high correlation, and growing numbers of investors disenchanted with equities? To this kind of question, too many investors have no answer, having lost not only their belief in the viability of investing in stocks, but also in the prospects for the global economy.
    Indeed, one unfortunate result of the contagion of uncertainty has been the erosion of confidence in the ability of equities to deliver returns that will beat inflation and build wealth over the long term. On May 7, a USA Today headline asked and answered, “Invest in stocks? Forget About It.” It was not quite as damning as the now infamous Business Week cover from August 1979 that proclaimed “The Death of Equities,” but the overall message was not much happier: “Wall Street’s long-running story about how stocks are the best way to build wealth seems tired, dated and less believable to many individual investors.” And the USA Today piece was published early in May, just before the current bear bit down most sharply. The implicit assumption that the best days for the stock market may be (way) behind it seems to us to be the distinguishing feature of this third round of poor results for most equities. Panic has given way to a shrug of resignation. This stance sees equity investing as a mug’s game, even if the alternatives—Treasuries, bonds, money markets, etc.—are not much more attractive or profitable.
    Such a belief—as ultimately wrong-headed as we think it is—has the advantage that recent history, as far back as five years, is on its side. With a few exceptions, there is simply not much of a defense for equity investing as a whole since the respective index peaks in 2007. The explanation for why the market has been so troublesome and unprofitable seems simple: The world is still emerging from the most serious economic crisis since the Great Depression. Yet this account may be in equal parts true and unhelpful, at least to anyone who had been looking for a way to safely and effectively grow capital during the last few

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years, which helps to explain why panic and resignation are symptoms of the same fatalism that has gripped investors since the early days of the mortgage and banking crisis in 2008.
      We understand the pessimism and the unwillingness to take risks on the part of so many investors today. At the same time, we still see many of the same positive signs that have been inspiring our confidence about stocks and the economy as a whole since the spring of 2010. By taking the long view (a common perspective for us), we can offer, in addition to a Nostra Culpa for much recent fund performance, the benefit of nearly 40 years of small-cap value investing. Our collective experience tells us that this highly volatile, tightly correlated, range-bound market will be remembered as being as anomalous as it has been painful, one that tends to occur once or twice a century. It does not, in our view, change the fact that stocks remain the single best way of building wealth over the long run. We know that in the current environment these words may sound hollow or even self-serving. We are more than willing to assume that risk in the hope that investors will continue to look to equities (and to our portfolios) as effective and ultimately successful ways to invest in the years to come.
Our collective experience tells us that this highly volatile, tightly correlated, range-bound market will be remembered as being as anomalous as it has been painful, one that tends to occur once or twice a century. It does not, in our view, change the fact that stocks remain the single best way of building wealth over the long run.

“They’ve Been Going in and out of Style”
The kind of dynamic rally that ushered out the first half of 2012 is always guaranteed to raise a smile, even if it could not completely erase earlier losses in the second quarter, losses that spoiled a promising upswing that lasted through most of the year’s opening quarter. Indeed, lack of direction has arguably been the most distinguishing characteristic of the recent market. Still, the major U.S. indexes finished the year-to-date period ended June 30, 2012 in decent condition, as did their overseas counterparts. Domestic small-caps brought up the rear. The Russell 2000 Index was up 8.5% in the first half, compared to respective gains of 9.4% and 9.5% for the large-cap Russell 1000 and S&P 500 Indexes and an electrifying 12.7% for the Nasdaq Composite.
      It was an interesting road for each index. The first quarter extended a rally that began following the October 2011 lows. Small-cap trailed, though its 12.4% gain was its best opening quarter since 2006. It was also not far behind its large-cap counterparts. The Russell 1000 rose 12.9%, and the S&P 500 gained 12.6%. The Nasdaq was especially impressive, notching an 18.7% increase for the quarter. We were among those hopeful souls who saw a nearly six-month bull run and thought that maybe the market was ready for some consistent recovery. Yet April and May were cruel months, the latter especially so, as the now-traditional spring downturn caused by concerns about European debt and the state of the American and Chinese economies spoiled the party and tamped down returns. (If not for the rally on the final trading day of June, that month would also have been less solidly in the black.) That rally was welcome—they always are—but second-quarter returns were still negative. The Nasdaq led on the downside, falling 5.1%, while the Russell 2000 slipped 3.5%. Large-caps held their value a bit better, with the Russell 1000 losing 3.1% and the S&P 500 declining 2.8%. So the first half concluded with a bang, but still left investors whimpering about the future.
Our expectation is for a less extreme, more historically normal phase, without so many of the stomach-churning drops followed by equally steep upticks that we saw last summer and fall, and have seen so far in 2012. It is worth noting that a more historically normal range is one in which we think our funds can generate strong absolute and relative performance over the long run.

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For more than three decades, an
investment vehicle provided
highly consistent returns with
such low volatility that they
were nearly devoid of
risk—U.S. government bonds,
specifically Treasury
securities. They were the
instruments that possessed that
highly desired standard,
“the risk-free rate of
return.” The currently
volatile investment climate has
greatly expanded the appeal of
this designation. Investors
trying to cope with the economic
uncertainty and asset-price
volatility caused by the
bursting credit bubble have
grown increasingly sensitive to
the possibilities of capital loss.

Yet if history is any proxy—and
we believe that it is—a healthy
degree of skepticism should greet the
notion that Treasuries remain
risk free or provide an
acceptable rate of return. If
nothing else, the lens through
which we see them needs to be
adjusted to include the growing
uncertainty of ultimate
purchasing power (of real goods
and services) of the currency in
which they are denominated. This
risk, one for which we have a
healthy respect over the
intermediate term, is the
ominous combination of ongoing
currency debasement and
acceleration in inflationary
pressures. These could erode the
purchasing power of
non-productive assets. Central
banks around the world, with the
U.S. Federal Reserve a primary
contributor, have been pumping
liquidity into the capital
markets through a combination of

Continued on page 6...

Letter to Our Shareholders

    Looking at longer-term returns, this uncertainty has been well-earned. While three- and 10-year average annual total returns for the major indexes were solid-to-strong, one-, five-, and 12-year results for the periods ended June 30, 2012 were generally poor. The 12-year period—not a period that we, or anyone else, usually discusses—is instructive because it encompasses the Internet Bubble, the subsequent recovery, the recession that was followed by the financial crisis, and the market’s herky-jerky, volatile aftermath. So we think it is worth pointing out that for the 12-year period ended December 31, 2011, the average annual total return for the S&P 500 was its the lowest since the end of World War II (beginning with the period from the end of 1945 through the end of 1957). Small-cap returns for that same period ended December 31, 2011 for the Russell 2000 and the CRSP 6-10, a small-cap proxy that dates back to the 1920s, were among the worst for both since the launch of the Russell 2000 on December 31, 1978 and since the end of 1945 for the CRSP 6-10.
    Recent performance for the two non-U.S. indexes that we track followed patterns similar to their domestic cousins, though with more muted results. This was not entirely surprising considering both Europe’s ongoing travails and worries about the pace of growth in China. Non-U.S. small-caps enjoyed an advantage over their large-cap siblings, with the Russell Global ex-U.S. Small Cap up 4.8% for the year-to-date period ended June 30, 2012 versus a 2.7% gain for the Russell Global ex-U.S. Large Cap Index. Both indexes enjoyed strong first-quarter results. The Russell Global ex-U.S. Small Cap Index rose 14.4%, and the Russell Global ex-U.S. Large Cap Index was up 11.5% in the first three months of 2012. Each index’s second quarter was far more difficult, as Europe’s troubles registered more dramatically outside the U.S. Small-cap lost a bit more in the downturn, with the Russell Global ex-U.S. Small Cap Index falling 8.5%, while the Russell Global ex-U.S. Large Cap Index was down 7.9%.
    U.S. mid-caps performed well on an absolute basis, though they were behind the domestic micro-cap, small-cap, and large-cap indexes in the first half. The Russell Midcap Index gained 8.0% through the end of June. Like the domestic indexes, they enjoyed a strong first quarter, up 12.9%, before slipping in the second quarter with a loss of 4.4%. Considering both the significant volatility and the unpopularity of stocks, the strength of micro-cap stocks was something of a surprise in the first half. Year-to-date through June 30, 2012, the Russell Microcap Index gained an impressive 13.0%. That the index accomplished this feat with stronger and steadier quarterly performances was equally notable: the Russell Microcap climbed 15.3% in the first quarter and fell only 2.0% in the bearish second.

“The Act You’ve Known for all these Years...”
Our goal has always been strong absolute performance over long-term periods. If we met that standard, then relative results would most likely not be an issue, at least over long-term time spans. We have also been glad to accept the historical trade-off in which underperformance was more common for our Funds during short-term periods of 18 months or less, while outperformance was more typical over full market cycle and other long-term periods of three years or more. For too many time periods ended June 30, 2012, however, that history has become too exclusively long-term, even for us, with strong relative and absolute results coming only in periods of 10 years or longer. Three-year results were fine on an absolute basis in most cases, but trailed on a relative score, while the five-year returns were more

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mixed on a relative basis and underwhelming at best using the absolute standard that we prefer. This was particularly bad news for our newer portfolios, which lack history. With significant investments in all of our Funds, we share our investors’ frustrations with recent results.
     Those areas of the market in which we have seen both high quality and compelling valuations during the last three-to-five years—energy and mining companies, in particular—were among the worst performers in the first half, with net losses in some cases stretching back even further. Many of these stocks remain in our portfolios, as their attractive valuations and our ongoing high regard have combined to keep turnover low. In many cases, we have been building, or at least maintaining, positions in those businesses in which we have the highest conviction. As has been our practice since the 1970s, we are keeping our focus on company fundamentals. We seek companies that look capable of surviving adversity and flourishing when their fortunes change. Those that generate free cash via high returns on capital can give investors a return in the form of dividends, take advantage of their low valuation by buying back stock, or make acquisitions to grow their business when organic growth is harder to come by. Strong fundamentals mean these companies have the necessary tools to make it through difficult periods and emerge stronger. While many of our recent efforts have not been successful, nothing about the way that we select stocks has changed, including our insistence on rock-solid fundamentals in the companies that we choose. Selectiveness, patience, and discipline remain our watchwords

Getting Better
We do not know how much longer markets and economies will remain so uncertain. The fiscal turmoil that continues to haunt Europe has been hampering equity markets across the globe and contributing to the tight range of returns that have nonetheless demonstrated ample levels of volatility. The fragile recovery here in the U.S. has also played a role, as has the recent deceleration of the Chinese economy. These major macro events, which have been the dominant influence on investors’ behavior over the last three years, largely account for why stocks have struggled to create any direction for longer than a few months. Instead, markets have been mired in a pattern of short-term swings in which they have moved straight up or straight down, and for no longer than a few months at a time. One consequence of this closely correlated, range-bound cycle is that our Funds have not had the time to create the spread that we would usually seek to build through a full market cycle. However, we think that as Europe meets its challenges and as the U.S. begins to get its own fiscal house in order, which is not likely to happen until after the election, we will escape this range and move toward a more lasting upswing. Our expectation is for a less extreme, more historically normal phase, without so many of the stomach-churning drops followed by equally steep upticks that we saw last summer and fall and have seen so far in 2012. It is worth noting that a more historically normal range is one in which we think our Funds can generate strong absolute and relative performance over the long run. We would like to think that long-term history is on our side in this assessment.

Through all manner of markets—many of which were thought to establish a “New Normal”—we have never wavered in our convictions. We still believe that equities remain the best way—maybe the only way—to beat inflation and build wealth over the long term.

It is easy to talk about the importance of patience and discipline when markets are solid and portfolios are doing well. Yet at some point, these things will change, and both will be tested, as they have been in this market. It has been a very difficult time, but we believe it will pass. When it does, our disciplined approach will remain and, we believe, be effective.

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historically low interest rates and
quantitative easing or, more simply
stated, money printing.

Headline inflation numbers have
remained subdued due to the
continuing struggles in the labor
market and stubbornly weak housing
markets, but commodity inflation has
been on the rise. With the recent uptick
in U.S. leading economic indicators
and encouraging signs of stability and
improvement in the housing market,
it would not take much to see a more
broad-based uptick in inflation.

So while U.S. government bonds
are likely to continue to pay their
meager coupons and return principal
on schedule, the value of what is
being returned to investors will be
declining. For the first time in almost
30 years, we think that investors risk
meaningful losses in that portion of
their investment portfolio they deem
to be the safest.

Commodities offer one possible way to
protect against the loss of purchasing
power caused by currency debasement.
Unsurprisingly, however, we prefer
assets that are inherently productive
and flexible and can adjust quickly
to changing pricing environments. To
us, investments in quality companies
that possess embedded pricing power
and high returns on their invested
capital look to be some of the best
investments to protect, and grow,
purchasing power. We believe they
need much broader representation in
investors’ asset allocation.

Letter to Our Shareholders

Good Morning, Good Morning
Obviously, we would all like to reach a more hospitable market climate soon. As always, patience is critical. Indeed, the ability to be patient is probably the single most important quality that an investor who seeks strong long-term returns can possess. It is easy to talk about the importance of patience and discipline when markets are solid and portfolios are doing well. Yet at some point, these things will change, and both will be tested, as they have been in this market. It has been a very difficult time, but we believe it will pass. When it does, our disciplined approach will remain and, we believe, be effective.
     As we approach our 40th anniversary as a firm this coming November, we look back at what we have seen—the “Nifty Fifty” market of the ’70s, Black Friday in the ’80s, the first stirrings of the Internet boom in the ’90s, the horrific events of 9/11, our current era of uncertainty, and much, much more. Through all manner of markets—many of which were thought to establish a “New Normal”—we have never wavered in our convictions. We still believe that equities remain the best way—maybe the only way—to beat inflation and build wealth over the long term. (We also think that equities are capable of beating the fixed income markets over the next five years.) Our guess is that stocks can deliver returns in the mid- to upper-single digits, which we think would be respectable on an absolute basis and, equally important, higher than the rate of inflation. When things are working well, the underlying parts of an equity portfolio, the companies themselves, can act as compounding machines—compounding book value, returns on equity, etc. We are confident that we have created portfolios that can grow commendably, especially in the more historically typical market climate that we believe we will eventually see.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2012

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Royce Capital Fund 2012 Semiannual Report to Shareholders | 7

Royce Capital Fund–Micro-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			2.40%

One-Year			-12.43

Three-Year			15.00

Five-Year			-0.05

10-Year			7.51

15-Year			11.63

Since Inception (12/27/96)			11.53

ANNUAL EXPENSE RATIO

Operating Expenses			1.34%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2011	-12.1%	2003	49.2%

2010	30.1	2002	-12.9

2009	57.9	2001	29.7

2008	-43.3	2000	18.5

2007	4.0	1999	28.1

2006	21.1	1998	4.1

2005	11.6	1997	21.2

2004	13.8

TOP 10 POSITIONS % of Net Assets

GP Strategies			1.4%

Anaren			1.3

Marten Transport			1.2

Drew Industries			1.2

Global Power Equipment Group			1.1

Perry Ellis International			1.1

Universal Stainless & Alloy Products			1.1

Kennedy-Wilson Holdings			1.1

Cavco Industries			1.1

Graham Corporation			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			19.6%

Information Technology			14.0

Materials			13.8

Consumer Discretionary			13.4

Health Care			9.3

Energy			8.3

Financials			6.1

Consumer Staples			3.0

Telecommunication Services			1.5

Utilities			0.1

Miscellaneous			3.9

Cash and Cash Equivalents			7.0

Manager’s Discussion
The diversified portfolio of Royce Capital Fund–Micro-Cap Portfolio (RCM) gained 2.4% for the year-to-date period ended June 30, 2012 compared to gains of 13.0% for its benchmark, the Russell Microcap Index, and 8.5% for the small-cap Russell 2000 Index for the same period. The year started on a slightly more promising note. Following the rally that began off the most recent small-cap low on October 3, 2011, the Fund continued to lag in the bullish first quarter, though it did narrow the gap. RCM was up 11.9% between the beginning of January and the end of March versus respective gains of 15.3% and 12.4% for the Russell micro-cap and small-cap indexes.
     The rally slackened after small-caps reached a first-half high on March 26, for the third straight year thrown off course by the same three worries—sovereign debt in Europe and the pace of economic growth in the U.S. and China. These anxieties drove share prices down through most of the second quarter, with May seeing the largest losses. RCM fell 8.5% in the second quarter, while the Russell Microcap lost 2.0% and the Russell 2000 was off 3.5%. It also helped to erode some of the Fund’s recent market cycle advantage, though RCM remained ahead of its benchmark from the last micro-cap peak on July 12, 2007 through June 30, 2012, down 2.6% versus a decline of 12.2% for the micro-cap index. For the periods ended June 30, 2012, the Fund was ahead of the Russell Microcap for the five- and 10-year periods, while also beating the Russell 2000 for the 10-, 15-year and since inception (12/27/96) periods. (Data for the micro-cap index goes back only as far as 2000.) The Fund’s average annual total return since inception was 11.5%.
     Correlation and a relatively narrow performance range have hindered recent results for equities in general, but RCM’s poor relative performance had less to do with those phenomena and more to do with two other factors. First, two areas that helped to drive the terrific results for the Russell Microcap Index during the first half were areas that the Fund has avoided through its long history: banks and REITs (real estate investment trusts). The former were beaten down to very low valuations during late 2008 and early 2009, but the lack of balance sheet strength and other fundamental factors led us to avoid making any significant investments in the industry. Similarly, REITs often boast attractive yields, which was a key driver of first-half results, but do not offer much else in the way of strong business fundamentals, so we have generally steered clear. The second, more important

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Kensey Nash	0.42%

GP Strategies	0.40

Perry Ellis International	0.34

USANA Health Sciences	0.31

Lexicon Pharmaceuticals	0.31

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the results of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

8 | Royce Capital Fund 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

reason is that many of those companies in which we have been seeing attractive valuations and excellent potential over the last year fell further out of favor in a market that has been largely indifferent to quality and uninterested in those sectors in which we have seen the most compelling bargains.
     Seven of the Fund’s 10 equity sectors were net contributors to first-half returns, with Health Care leading by a wide margin, followed by Information Technology and Consumer Discretionary sectors. The top gainer for the period was Exton, PA-based biomedical device company Kensey Nash. Its acquisition by a larger Dutch competitor at a healthy premium was announced in early May, which led us to begin selling our stake in earnest. We had been drawn to its attractive niche in absorbable medical devices and its strong balance sheet. GP Strategies provides customized training services for a wide variety of industries in the U.S. and the U.K. We have long admired both its business and its ability to execute successfully in oft-times challenging markets for its industry. It made several acquisitions over the last few years that helped its business to improve, something increasing numbers of investors began to notice.
     Both the Materials and Energy sectors posted net losses. We still hold a favorable view of the long-term prospects for both areas, though recent disappointments have been frustrating. Commodity-based businesses are often among the most volatile, which is one reason why we prefer the relative safety of energy services businesses. Yet neither the metals & mining group nor the energy equipment & services industry offered Fund investors much in the way of defense or high stock prices through the market’s recent attempts to make sense of global economic uncertainty, which included sluggish oil and natural gas prices and flattish gold and silver prices. Lamprell remains a leader in the repair and refurbishment of drilling rigs, but has endured issues with suppliers in its more recent efforts to enter the rig construction business. More seriously, its share price fell dramatically in May when the company issued a profit warning on the heels of insider selling that had followed a series of investor meetings which were initially seen as unusually positive and encouraging. Our thought was that this well-run business could learn from these missteps and recover. E-learning services business ChinaCast Education, a U.S.-listed company did not inspire similar confidence after disputes among Board members resulted in a hostile proxy battle. The resulting disarray prompted us to exit our position.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

Lamprell	-0.50%

ChinaCast Education	-0.44

Richmont Mines	-0.41

Olympic Steel	-0.28

Dawson Geophysical	-0.27

[1] Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Fund Net Assets	$590 million

	Number of Holdings	219

	Turnover Rate	10%

	Average Market Capitalization[1]	$347 million

	Weighted Average P/E Ratio[2,3]	13.5x

	Weighted Average P/B Ratio[2]	1.4x

	U.S. Investments (% of Net Assets)	63.8%

	Non-U.S. Investments (% of Net Assets)	29.2%

	Ticker Symbol
	Investment Class	RCMCX
	Service Class	RCMSX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 6/30/12).

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RCM	-0.05%	25.04	0.00

Russell Microcap	-2.19	25.95	-0.08

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Capital Fund 2012 Semiannual Report to Shareholders | 9

Royce Capital Fund–Small-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			5.16%

One-Year			-3.37

Three-Year			15.59

Five-Year			1.32

10-Year			7.90

15-Year			10.59

Since Inception (12/27/96)			11.03

ANNUAL EXPENSE RATIO

Operating Expenses			1.05%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2011	-3.3%	2003	41.1%

2010	20.5	2002	-13.8

2009	35.2	2001	21.0

2008	-27.2	2000	33.3

2007	-2.1	1999	8.2

2006	15.6	1998	8.9

2005	8.6	1997	17.1

2004	25.0

TOP 10 POSITIONS % of Net Assets

Chemed Corporation			2.9%

Shoe Carnival			2.9

Jos. A. Bank Clothiers			2.8

Buckle (The)			2.8

Ascena Retail Group			2.8

Unit Corporation			2.7

NETGEAR			2.7

Cubic Corporation			2.7

Dorman Products			2.6

Innospec			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			28.5%

Information Technology			21.5

Financials			15.8

Health Care			10.4

Energy			8.1

Industrials			5.9

Consumer Staples			3.3

Materials			2.9

Miscellaneous			3.3

Cash and Cash Equivalents			0.3

Manager’s Discussion
Royce Capital Fund–Small-Cap Portfolio (RCS) enjoyed a solid showing on an absolute basis during the first half, though it was underwhelming on a relative basis. The Fund was up 5.2% for the year-to-date period ended June 30, 2012 versus a gain of 8.5% for its small-cap benchmark, the Russell 2000 Index for the same period. For the last two years, and for the last 18 months in particular, the equity markets have seen high levels of correlation within a comparatively narrow range of returns. This has made for a frustrating market for investors, perhaps best exemplified by the growing numbers who chose to stay away from stocks entirely in the first half of 2012. Our own challenges have been made greater by the market’s general indifference to quality, as measured by companies with strong balance sheets, high returns on invested capital, and ample free cash flow. However, by the end of June the market appeared more interesting to us on a risk-reward basis than it has in many months. While opportunities are not as plentiful as we have seen in the past, we have seen enough old favorites that we still believe are high-quality businesses knocked around to a large enough degree to make the months ahead especially intriguing.
     The first quarter was a robustly bullish period that extended the run from last year’s small-cap low on October 3. This rally lasted for almost the entire first quarter, as small-caps reached a first-half high on March 26. Having lost ground to the Russell 2000 in 2011’s fourth quarter, the Fund began to narrow the spread during this year’s opening quarter, rising 12.0% compared to a gain of 12.4% for the small-cap index. However, RCS then lost ground again during the bearish second quarter, falling 6.1% while the Russell 2000 was down 3.5%. The Fund has historically held its value more effectively during downturns, even brief ones, which made results from March 26 through June 30 that much more disappointing.
     Longer-term results were better, mostly the result of a stronger relative showing over the last full market cycle. From the previous small-cap market peak on July 13, 2007 through the small-cap high on March 26, 2012, RCS was up 13.5% compared to 5.6% for the Russell 2000. Once more starting from the previous peak in July 2007 through the end of June 2012, the Fund was up 4.4%, while its benchmark managed a miniscule gain of 0.04% over the same span. RCS also beat the Russell 2000 for the five-, 10-, 15-year, and since inception (12/27/96) periods ended June 30, 2012. The Fund’s average annual total return since inception was 11.0%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Ascena Retail Group	0.67%

Federated Investors Cl. B	0.65

Allied World Assurance Company Holdings	0.63

Obagi Medical Products	0.60

Dorman Products	0.55

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

10 | Royce Capital Fund 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     Seven of the Fund’s nine equity sectors finished the year-to-date period in the black, with the largest contributions coming from the Consumer Discretionary, Financials, and Health Care sectors. Each of these areas saw successes in several industry groups, led by specialty retail and insurance companies. Women’s fashion retailer Ascena Retail Group is an old Royce favorite and was a top-ten position at the end of June. Already successfully operating stores under the dressbarn, maurices, and Justice brands, the firm completed a buyout in June of Charming Shoppes, which runs Lane Bryant. We continue to have confidence in what we think is a very well-run business with a proven ability to execute profitably during difficult times for most retailers. We were also optimistic about the long-term prospects for asset manager and money market specialist Federated Investors, which we first began to buy in the teeth of the financial crisis during October 2008. New regulations that will affect money market funds are a ‘when,’ not an ‘if,’ but the consensus is that the longer they take to materialize, the less draconian they are likely to be. In other words, no news was good news on that front in the first half, which boosted its share price. It was the portfolio’s eleventh largest holding at the end of June.
     Allied World Assurance Company Holdings offers casualty and liability insurance. The company had a history of over-reserving, but more recently began to release these into earnings, which helped its stock price to rise in the first half and led us to trim our stake. An increasingly healthy share price also encouraged us to take gains in Obagi Medical Products, a specialty pharmaceutical company that develops aesthetic and therapeutic prescription skin care products. We liked its products, valuation, and low-debt balance sheet, first buying shares in the midst of plunging prices. Takeover rumors have been swirling around the company for the last several months, leading more investors to the stock.
     Unit Corporation primarily engages in contract drilling, while also exploring for oil and gas, and doing midstream transport and processing work. A long-time holding that we have owned since 2002 in the portfolio, it suffered in the general downturn for energy companies, which grew worse in the second quarter when oil prices slipped. We love its long-term record of success as a business and took advantage of lower stock prices to build our stake in the first half. ManTech International provides a variety of technological solutions for the security and defense industries. The company has been faced with several challenges lately, including delays in government contracts and a margin-trimming Pentagon. While these have depressed its shares, we see long-term potential in its growing cyber-technology arm, contracts with the FBI, and a developing business in healthcare data.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

Unit Corporation	-0.63%

ManTech International Cl. A	-0.57

Vishay Intertechnology	-0.44

Jos. A. Bank Clothiers	-0.41

Fabrinet	-0.27

[1] Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Fund Net Assets	$590 million

	Number of Holdings	77

	Turnover Rate	31%

	Average Market Capitalization[1]	$1,129 million

	Weighted Average P/E Ratio[2,3]	12.1x

	Weighted Average P/B Ratio[2]	1.5x

	U.S. Investments (% of Net Assets)	89.6%

	Non-U.S. Investments (% of Net Assets)	10.1%

	Ticker Symbol
	Investment Class	RCPFX
	Service Class	RCSSX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/12).

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RCS	1.32%	21.84	0.06

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Capital Fund 2012 Semiannual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 93.0%

Consumer Discretionary – 13.4%
Auto Components - 1.3%
Drew Industries [1]	255,088	$7,104,201
Fuel Systems Solutions [1,2]	31,000	517,390

		7,621,591

Diversified Consumer Services - 0.9%
Lincoln Educational Services	816,293	5,305,905

Household Durables - 1.1%
Cavco Industries [1]	124,104	6,364,053

Internet & Catalog Retail - 0.7%
GS Home Shopping	20,200	1,703,499
Manutan International	35,900	1,363,411
Vitacost.com [1]	177,100	1,044,890

		4,111,800

Leisure Equipment & Products - 0.6%
Callaway Golf	440,912	2,605,790
Piscines Desjoyaux	210,000	1,291,111

		3,896,901

Media - 0.2%
Saraiva S/A Livreiros Editores	105,300	1,163,883

Specialty Retail - 5.5%
Buckle (The)	76,025	3,008,309
Cato Corporation (The) Cl. A	124,300	3,786,178
Citi Trends [1]	95,736	1,478,164
hhgregg [1,2]	229,243	2,592,738
Jos. A. Bank Clothiers [1]	63,570	2,699,182
Kirkland’s [1]	371,977	4,184,741
Lewis Group	42,839	369,200
Luk Fook Holdings (International)	315,300	661,511
Padini Holdings	6,207,900	3,620,624
Shoe Carnival	238,300	5,121,067
Stein Mart [1]	624,610	4,965,650

		32,487,364

Textiles, Apparel & Luxury Goods - 3.1%
Calida Holding	41,800	1,120,420
K-Swiss Cl. A [1]	379,515	1,168,906
LaCrosse Footwear	267,399	2,911,975
Maidenform Brands [1]	109,700	2,185,224
Perry Ellis International [1]	323,304	6,708,558
True Religion Apparel	111,500	3,231,270
Van de Velde	22,050	951,580

		18,277,933

Total (Cost $72,091,498)		79,229,430

Consumer Staples – 3.0%
Food Products - 2.0%
Asian Citrus Holdings	4,118,000	2,318,788
Binggrae	29,300	1,842,332
Legumex Walker [1]	343,800	2,026,127
Sipef	30,900	2,225,509
Super Group	2,000,000	3,324,864
Waterloo Investment Holdings [1,3]	1,303,907	183,851

		11,921,471

Personal Products - 1.0%
Nutraceutical International [1]	115,400	1,759,850
USANA Health Sciences [1,2]	93,663	3,851,423

		5,611,273

Total (Cost $13,588,067)		17,532,744

Energy – 8.3%
Energy Equipment & Services - 6.3%
Canadian Energy Services & Technology	491,500	4,726,240
Dawson Geophysical [1]	109,429	2,606,599
GASFRAC Energy Services [1]	80,600	244,626
Geodrill [1]	852,000	1,799,234
Gulf Island Fabrication	174,688	4,927,948
Lamprell	1,230,600	1,946,567
Natural Gas Services Group [1]	204,100	3,024,762
OYO Geospace [1]	44,516	4,005,995
Tesco Corporation [1]	288,180	3,458,160
TGC Industries [1]	518,877	5,038,296
Total Energy Services	349,200	4,935,653
Union Drilling [1]	112,469	503,861

		37,217,941

Oil, Gas & Consumable Fuels - 2.0%
Gran Tierra Energy [1]	444,100	2,180,531
†Renewable Energy Group [1]	218,200	1,621,226
Sprott Resource [1]	1,128,300	4,399,715
Triangle Petroleum [1,2]	539,198	3,008,725
Uranium Resources [1,2]	551,225	341,870

		11,552,067

Total (Cost $37,519,499)		48,770,008

Financials – 6.1%
Capital Markets - 2.1%
FBR & Co. [1]	575,709	1,594,714
Gluskin Sheff + Associates	207,300	2,693,821
GMP Capital	295,700	1,623,576
INTL FCStone [1]	233,469	4,517,625
U.S. Global Investors Cl. A	112,300	490,751
Westwood Holdings Group	44,427	1,655,350

		12,575,837

Commercial Banks - 0.7%
Bancorp (The) [1]	202,528	1,913,890
BCB Holdings [1]	1,303,907	388,002
Pacific Continental	178,800	1,585,956

		3,887,848

Diversified Financial Services - 0.2%
Hellenic Exchanges	369,300	1,265,397

Insurance - 1.5%
American Safety Insurance Holdings [1]	135,000	2,531,250
eHealth [1]	316,841	5,104,308

12 | Royce Capital Fund 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Financials (continued)
Insurance (continued)
Navigators Group [1]	29,536	$1,478,277

		9,113,835

Real Estate Management & Development - 1.6%
Kennedy-Wilson Holdings	458,930	6,429,609
Midland Holdings	4,189,000	2,047,938
Syswin ADR [1,2]	550,568	880,909

		9,358,456

Total (Cost $42,511,419)		36,201,373

Health Care – 9.3%
Biotechnology - 1.0%
Burcon NutraScience [1]	140,303	829,190
Dyax Corporation [1]	717,416	1,528,096
Lexicon Pharmaceuticals [1]	1,530,279	3,443,128

		5,800,414

Health Care Equipment & Supplies - 4.0%
Anika Therapeutics [1]	58,583	796,143
Cerus Corporation [1,2]	555,557	1,844,449
CryoLife [1]	258,805	1,353,550
Exactech [1]	211,298	3,543,468
Merit Medical Systems [1]	186,035	2,569,143
STRATEC Biomedical	24,000	1,066,267
SurModics [1]	240,146	4,154,526
Syneron Medical [1]	454,485	4,717,554
Young Innovations	47,053	1,622,858
†ZELTIQ Aesthetics [1,2]	303,069	1,697,186

		23,365,144

Health Care Providers & Services - 1.8%
CorVel Corporation [1]	63,023	3,088,127
PDI [1]	528,720	4,356,653
U.S. Physical Therapy	132,160	3,360,829

		10,805,609

Health Care Technology - 0.2%
Epocrates [1,2]	109,300	876,586

Life Sciences Tools & Services - 1.1%
BG Medicine [1,2]	183,550	1,281,179
BioClinica [1]	231,085	1,116,141
EPS	1,500	4,101,095

		6,498,415

Pharmaceuticals - 1.2%
Unichem Laboratories	524,000	1,205,188
Vetoquinol	194,675	5,059,487
Zogenix [1,2]	439,978	1,091,145

		7,355,820

Total (Cost $49,720,791)		54,701,988

Industrials – 19.6%
Aerospace & Defense - 0.4%
American Science & Engineering	22,000	1,241,900
Ducommun [1]	125,873	1,234,814

		2,476,714

Building Products - 1.6%
AAON	200,156	3,772,941
Quanex Building Products	197,500	3,531,300
WaterFurnace Renewable Energy	132,500	2,114,846

		9,419,087

Commercial Services & Supplies - 1.1%
Courier Corporation	135,418	1,794,288
Ennis	241,449	3,713,486
Viad Corporation	54,351	1,087,020

		6,594,794

Construction & Engineering - 1.9%
Layne Christensen [1]	181,169	3,748,387
Raubex Group	1,639,236	2,683,990
Severfield-Rowen	696,305	1,683,482
Sterling Construction [1]	317,947	3,249,418

		11,365,277

Electrical Equipment - 2.9%
Elektrobudowa	28,812	839,776
Global Power Equipment Group	307,888	6,724,274
Graphite India	2,332,200	3,763,736
LSI Industries	502,413	3,577,180
Voltamp Transformers	233,138	1,984,525

		16,889,491

Machinery - 6.7%
AIA Engineering	146,793	909,768
Burckhardt Compression Holding	14,000	3,593,565
CB Industrial Product Holding	1,838,000	1,480,611
Foster (L.B.) Company	116,576	3,335,239
FreightCar America	181,591	4,171,145
Gorman-Rupp Company	44,670	1,331,166
Graham Corporation	313,678	5,840,684
Kadant [1]	165,331	3,877,012
Key Technology [1]	216,129	2,161,290
Pfeiffer Vacuum Technology	32,400	3,297,969
RBC Bearings [1]	99,798	4,720,446
Semperit AG Holding	136,013	4,970,536

		39,689,431

Marine - 0.1%
Euroseas	623,344	735,546

Professional Services - 2.6%
CRA International [1]	176,706	2,595,811
Exponent [1]	76,068	4,018,672
GP Strategies [1]	458,851	8,474,978

		15,089,461

Road & Rail - 2.1%
Marten Transport	344,080	7,315,141
Patriot Transportation Holding [1]	207,440	4,881,063

		12,196,204

Trading Companies & Distributors - 0.2%
Houston Wire & Cable	133,400	1,458,062

Total (Cost $107,571,841)		115,914,067

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2012 Semiannual Report to Shareholders | 13

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio (continued)

	SHARES	VALUE
Information Technology – 14.0%
Communications Equipment - 2.8%
Anaren [1,2]	378,236	$7,413,426
Digi International [1]	335,810	3,438,694
KVH Industries [1]	258,000	3,225,000
Parrot [1]	89,720	2,645,330

		16,722,450

Computers & Peripherals - 1.2%
Avid Technology [1]	82,093	609,951
Novatel Wireless [1]	1,285,436	3,200,736
Super Micro Computer [1]	204,211	3,238,786

		7,049,473

Electronic Equipment, Instruments & Components - 1.9%
Diploma	300,000	2,095,771
Domino Printing Sciences	154,852	1,310,711
Electro Rent	127,600	2,070,948
Fabrinet [1]	145,469	1,825,636
Inficon Holding	7,662	1,563,536
Nice	187,682	613,924
Vaisala Cl. A	87,416	1,659,212

		11,139,738

Internet Software & Services - 0.5%
Envestnet [1]	129,400	1,552,800
World Energy Solutions [1,2]	358,700	1,115,557

		2,668,357

IT Services - 0.5%
CSE Global	1,637,500	1,032,541
Neurones	160,000	1,649,443

		2,681,984

Semiconductors & Semiconductor Equipment - 5.6%
Advanced Energy Industries [1]	319,200	4,283,664
ATMI [1]	244,100	5,021,137
AXT [1]	951,747	3,759,401
GSI Technology [1]	471,561	2,235,199
Integrated Silicon Solution [1]	485,700	4,900,713
Mindspeed Technologies [1]	360,200	886,092
Rudolph Technologies [1]	664,693	5,796,123
Sigma Designs [1]	652,564	4,163,358
Ultra Clean Holdings [1]	351,976	2,263,206

		33,308,893

Software - 1.5%
Monotype Imaging Holdings [1]	216,117	3,624,282
VASCO Data Security International [1]	643,630	5,264,894

		8,889,176

Total (Cost $81,267,864)		82,460,071

Materials – 13.8%
Chemicals - 2.2%
C. Uyemura & Co.	60,800	2,300,232
Huchems Fine Chemical	145,000	2,869,449
Quaker Chemical	105,859	4,891,745
Societe Internationale de Plantations d’Heveas	30,285	2,574,902

		12,636,328

Construction Materials - 0.1%
Mardin Cimento Sanayii	158,000	487,966

Metals & Mining - 11.5%
Alamos Gold	240,200	3,751,282
Allied Nevada Gold [1]	167,329	4,748,797
Argonaut Gold [1]	241,200	1,819,483
Aureus Mining [1]	653,000	564,424
Bear Creek Mining [1]	518,300	1,450,894
Castle (A.M.) & Co. [1]	229,663	2,439,021
Endeavour Mining [1]	1,472,900	3,211,706
Endeavour Silver [1]	544,100	4,418,092
Entree Gold [1]	873,700	559,168
Goldgroup Mining [1]	767,100	316,454
Great Basin Gold [1]	1,288,675	873,378
Great Panther Silver [1,2]	263,400	439,878
Horsehead Holding Corporation [1]	511,100	5,090,556
Imdex	782,292	1,423,541
International Tower Hill Mines [1]	329,800	916,844
Lumina Copper [1]	406,200	3,730,449
Materion Corporation	65,300	1,503,859
McEwen Mining [1,2]	804,196	2,420,630
NorthIsle Copper and Gold [1,2]	360,000	49,504
Olympic Steel	264,228	4,338,624
Phoscan Chemical [1]	2,968,200	830,897
Pilot Gold [1]	1,469,325	1,587,523
Quaterra Resources [1]	895,000	378,008
Revett Minerals [1]	133,341	438,692
Richmont Mines [1]	489,300	2,265,459
Saracen Mineral Holdings [1]	3,750,000	2,148,393
Scorpio Mining [1]	1,094,600	688,090
Silvercorp Metals	416,600	2,303,798
Soltoro [1]	810,400	286,557
Synalloy Corporation	93,641	1,067,507
Timmins Gold [1]	935,000	1,711,050
Torex Gold Resources [1]	1,009,000	1,635,252
Universal Stainless & Alloy Products [1]	159,236	6,544,600
Village Main Reef [1]	3,750,000	825,892
Western Copper and Gold [1]	720,000	540,000
Wildcat Silver [1]	986,200	716,813

		68,035,115

Total (Cost $78,324,803)		81,159,409

Telecommunication Services – 1.5%
Diversified Telecommunication Services - 1.5%
Atlantic Tele-Network	136,505	4,604,314
Neutral Tandem [1]	312,330	4,116,509

Total (Cost $6,021,621)		8,720,823

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [1]	1,844,000	824,104

Total (Cost $2,120,432)		824,104

14 | Royce Capital Fund 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

VALUE
Miscellaneous [4] – 3.9%
Total (Cost $23,194,601)	$23,060,494

TOTAL COMMON STOCKS
(Cost $513,932,436)	548,574,511

REPURCHASE AGREEMENT – 6.6%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $39,066,358 (collateralized
by obligations of various U.S. Government
Agencies, 0.875%-2.125% due 11/30/14-11/30/16,
valued at $39,852,275)
(Cost $39,066,000)	39,066,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $13,080,368)	13,080,368

TOTAL INVESTMENTS – 101.8%
(Cost $566,078,804)	600,720,879

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.8)%	(10,581,047)

NET ASSETS - 100.0%	$590,139,832

Royce Capital Fund–Small-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 99.7%

Consumer Discretionary – 28.5%
Auto Components - 2.6%
Dorman Products [1]	604,526	$15,167,557

Hotels, Restaurants & Leisure - 0.9%
International Speedway Cl. A	207,876	5,442,194

Media - 0.9%
World Wrestling Entertainment Cl. A	662,796	5,183,065

Specialty Retail - 17.8%
American Eagle Outfitters	611,715	12,069,137
Ascena Retail Group [1]	878,480	16,357,298
Buckle (The)	413,841	16,375,688
Cato Corporation (The) Cl. A	368,692	11,230,358
Guess?	386,445	11,736,335
Jos. A. Bank Clothiers [1]	388,376	16,490,445
Shoe Carnival	786,043	16,892,064
Stein Mart [1]	508,070	4,039,156

		105,190,481

Textiles, Apparel & Luxury Goods - 6.3%
Barry (R.G.)	137,910	1,874,197
G-III Apparel Group [1]	410,344	9,721,049
Maidenform Brands [1,2]	611,025	12,171,618
Steven Madden [1]	327,342	10,393,109
†Vera Bradley [1,2]	151,700	3,197,836

		37,357,809

Total (Cost $129,007,826)		168,341,106

Consumer Staples – 3.3%
Food & Staples Retailing - 0.5%
Village Super Market Cl. A	83,411	2,717,531

Food Products - 0.7%
J&J Snack Foods	67,672	3,999,415

Personal Products - 2.1%
Inter Parfums	536,625	9,267,514
Nu Skin Enterprises Cl. A	69,027	3,237,366

		12,504,880

Total (Cost $14,836,998)		19,221,826

Energy – 8.1%
Energy Equipment & Services - 6.8%
Atwood Oceanics [1]	234,600	8,877,264
Helmerich & Payne	34,400	1,495,712
Matrix Service [1]	760,665	8,633,548
Oil States International [1]	78,700	5,209,940
Unit Corporation [1]	428,475	15,806,443

		40,022,907

Oil, Gas & Consumable Fuels - 1.3%
Cimarex Energy	67,118	3,699,544
Energen Corporation	87,800	3,962,414

		7,661,958

Total (Cost $40,926,602)		47,684,865

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2012 Semiannual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund–Small-Cap Portfolio (continued)

	SHARES	VALUE
Financials – 15.8%
Capital Markets - 2.3%
Federated Investors Cl. B	634,697	$13,868,129

Commercial Banks - 1.4%
City Holding Company	244,540	8,238,553

Insurance - 11.0%
Allied World Assurance Company
Holdings	161,834	12,860,948
Alterra Capital Holdings	329,203	7,686,890
Aspen Insurance Holdings	392,869	11,353,914
Endurance Specialty Holdings	62,189	2,383,083
Meadowbrook Insurance Group	840,074	7,384,250
Montpelier Re Holdings	364,777	7,766,102
Reinsurance Group of America	150,600	8,013,426
StanCorp Financial Group	184,200	6,844,872
Validus Holdings	12,085	387,083

		64,680,568

Thrifts & Mortgage Finance - 1.1%
Genworth MI Canada	359,700	6,514,947

Total (Cost $78,021,511)		93,302,197

Health Care – 10.4%
Biotechnology - 0.4%
Emergent Biosolutions [1]	168,511	2,552,942

Health Care Equipment & Supplies - 0.5%
ICU Medical [1,2]	49,175	2,624,962

Health Care Providers & Services - 7.8%
Chemed Corporation	284,198	17,176,927
Magellan Health Services [1]	164,967	7,477,954
MEDNAX [1]	201,409	13,804,573
U.S. Physical Therapy	286,319	7,281,092

		45,740,546

Pharmaceuticals - 1.7%
Obagi Medical Products [1]	671,494	10,253,713

Total (Cost $44,530,280)		61,172,163

Industrials – 5.9%
Aerospace & Defense - 2.7%
Cubic Corporation	326,800	15,712,544

Electrical Equipment - 1.0%
AZZ	96,555	5,914,959

Machinery - 0.1%
Miller Industries	51,976	827,978

Trading Companies & Distributors - 2.1%
Applied Industrial Technologies	332,097	12,237,774

Total (Cost $28,745,030)		34,693,255

Information Technology – 21.5%
Communications Equipment - 4.5%
NETGEAR [1]	457,432	15,785,978
Plantronics	323,200	10,794,880

		26,580,858

Computers & Peripherals - 1.1%
Super Micro Computer [1]	420,445	6,668,258

Electronic Equipment, Instruments & Components - 6.8%
Fabrinet [1]	830,022	10,416,776
Littelfuse	182,116	10,360,579
Multi-Fineline Electronix [1]	216,029	5,322,955
Rofin-Sinar Technologies [1]	267,853	5,070,457
†Vishay Intertechnology [1]	968,200	9,130,126

		40,300,893

IT Services - 3.0%
†Convergys Corporation	355,900	5,256,643
ManTech International Cl. A	492,080	11,549,118
MAXIMUS	13,154	680,719

		17,486,480

Semiconductors & Semiconductor Equipment - 6.1%
GSI Technology [1]	842,188	3,991,971
Integrated Silicon Solution [1]	233,816	2,359,203
IXYS Corporation [1]	504,793	5,638,538
MKS Instruments	460,572	13,324,348
Teradyne [1]	460,000	6,467,600
Ultra Clean Holdings [1]	607,204	3,904,322

		35,685,982

Total (Cost $134,952,204)		126,722,471

Materials – 2.9%
Chemicals - 2.4%
Innospec [1]	477,488	14,138,420

Containers & Packaging - 0.5%
UFP Technologies [1,2]	183,866	3,107,335

Total (Cost $17,417,907)		17,245,755

Miscellaneous [4] – 3.3%
Total (Cost $18,693,427)		19,569,905

TOTAL COMMON STOCKS
(Cost $507,131,785)		587,953,543

REPURCHASE AGREEMENT – 0.3%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $2,164,020 (collateralized
by obligations of various U.S. Government
Agencies, 1.75% due 5/7/13, valued at $2,208,397)
(Cost $2,164,000)		2,164,000

16 | Royce Capital Fund 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $2,298,734)	$2,298,734

TOTAL INVESTMENTS – 100.4%
(Cost $511,594,519)	592,416,277

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.4)%	(2,632,771)

NET ASSETS – 100.0%	$589,783,506

†	New additions in 2012.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at June 30, 2012.
[3]
A security for which market quotations are not readily available represents 0.0% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	Includes securities first acquired in 2012 and less than 1% of net assets.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2012, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2012 Semiannual Report to Shareholders | 17

Statements of Assets and Liabilities	June 30, 2012 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)	$561,654,879	$590,252,277
Repurchase agreements (at cost and value)	39,066,000	2,164,000
Cash and foreign currency	324,596	948
Receivable for investments sold	3,102,749	5,447,366
Receivable for capital shares sold	105,353	545,064
Receivable for dividends and interest	360,538	218,155
Prepaid expenses and other assets	2,881	2,951
Total Assets	604,616,996	598,630,761
LIABILITIES:
Payable for collateral on loaned securities	13,080,368	2,298,734
Payable for investments purchased	94,626	5,517,782
Payable for capital shares redeemed	590,106	456,739
Payable for investment advisory fees	589,643	463,593
Accrued expenses	122,421	110,407
Total Liabilities	14,477,164	8,847,255
Net Assets	$590,139,832	$589,783,506
ANALYSIS OF NET ASSETS:
Paid-in capital	$541,001,276	$452,947,033
Undistributed net investment income (loss)	(3,289,566)	498,931
Accumulated net realized gain (loss) on investments and foreign currency	17,794,010	55,515,785
Net unrealized appreciation (depreciation) on investments and foreign currency	34,634,112	80,821,757
Net Assets	$590,139,832	$589,783,506
Investment Class	$558,570,152	$482,833,494
Service Class	31,569,680	106,950,012
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	52,377,736	45,609,489
Service Class	2,978,431	10,206,819
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)
Investment Class	$10.66	$10.59
Service Class	10.60	10.48
Investments at identified cost	$527,012,804	$509,430,519
Market value of loaned securities	12,823,715	2,310,706

18 | Royce Capital Fund 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio
	Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$(219,356)	$(2,109,524)	$(206,428)	$709,733
Net realized gain (loss) on investments and foreign currency	11,770,488	38,186,298	36,743,764	39,241,303
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	3,544,560	(120,194,095)	9,482,189	(66,446,967)
Net increase (decrease) in net assets from investment operations	15,095,692	(84,117,321)	46,019,525	(26,495,931)
DISTRIBUTIONS:
Net investment income
Investment Class	–	(15,334,079)	–	(2,311,678)
Service Class	–	(670,256)	–	(235,077)
Net realized gain on investments and foreign currency
Investment Class	–	–	–	–
Service Class	–	–	–	–
Total distributions	–	(16,004,335)	–	(2,546,755)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	38,630,057	129,890,186	50,068,235	167,658,571
Service Class	8,985,001	16,617,956	25,067,053	50,306,363
Distributions reinvested
Investment Class	–	15,334,079	–	2,311,678
Service Class	–	670,256	–	235,077
Value of shares redeemed
Investment Class	(64,238,823)	(156,102,760)	(260,672,966)	(123,030,315)
Service Class	(3,925,618)	(4,370,394)	(1,506,624)	(9,362,167)
Net increase (decrease) in net assets from capital share
transactions	(20,549,383)	2,039,323	(187,044,302)	88,119,207
NET INCREASE (DECREASE) IN NET ASSETS	(5,453,691)	(98,082,333)	(141,024,777)	59,076,521
NET ASSETS:
Beginning of period	595,593,523	693,675,856	730,808,283	671,731,762
End of period	$590,139,832	$595,593,523	$589,783,506	$730,808,283
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(3,289,566)	$(3,070,211)	$498,931	$705,358

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2012 Semiannual Report to Shareholders | 19

Statements of Operations	Six Months Ended June 30, 2012 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$3,812,753	$3,318,623
Interest	8,990	6,781
Securities lending	104,769	497
Total income	3,926,512	3,325,901
Expenses:
Investment advisory fees	3,874,217	3,241,416
Distribution fees	37,592	117,777
Custody	100,696	37,333
Shareholder reports	42,142	43,507
Administrative and office facilities	34,195	37,464
Audit	27,173	14,991
Trustees’ fees	20,017	22,095
Shareholder servicing	7,522	9,817
Legal	7,199	7,578
Registration	499	2,948
Other expenses	8,663	9,072
Total expenses	4,159,915	3,543,998
Compensating balance credits	(219)	(6)
Fees waived by distributor	(13,828)	(11,663)
Net expenses	4,145,868	3,532,329
Net investment income (loss)	(219,356)	(206,428)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	11,797,406	36,746,345
Foreign currency transactions	(26,918)	(2,581)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	3,546,655	9,482,189
Other assets and liabilities denominated in foreign currency	(2,095)	–
Net realized and unrealized gain (loss) on investments and foreign currency	15,315,048	46,225,953
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$15,095,692	$46,019,525

20 | Royce Capital Fund 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions from Net						Ratio of Expenses to Average Net Assets						Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
† 2012	$10.41	$(0.00)	$0.25	$0.25	$–	$–	$–	$10.66	2.40	% [1]	$558,570	1.33	% [2]	1.33	% [2]	1.33	% [2]	(0.06	)% [2]	10%
2011	12.18	(0.03)	(1.45)	(1.48)	(0.29)	–	(0.29)	10.41	(12.10)		569,498	1.32		1.32		1.32		(0.31)		35
2010	9.52	(0.01)	2.87	2.86	(0.20)	–	(0.20)	12.18	30.10		676,654	1.32		1.32		1.32		(0.09)		35
2009	6.03	(0.01)	3.50	3.49	–	–	–	9.52	57.88		522,092	1.33		1.33		1.33		(0.13)		33
2008	13.47	0.13	(5.99)	(5.86)	(0.30)	(1.28)	(1.58)	6.03	(43.27)		328,059	1.32		1.32		1.32		1.05		51
2007	14.40	0.03	0.53	0.56	(0.22)	(1.27)	(1.49)	13.47	3.98		629,953	1.31		1.31		1.31		0.19		47

Micro-Cap Portfolio – Service Class
† 2012	$10.35	$(0.01)	$0.26	$0.25	$–	$–	$–	$10.60	2.42	% [1]	$31,570	1.59	% [2]	1.59	% [2]	1.50	% [2]	(0.20	)% [2]	10%
2011	12.13	(0.11)	(1.39)	(1.50)	(0.28)	–	(0.28)	10.35	(12.26)		26,096	1.60		1.60		1.49		(0.46)		35
2010	9.49	(0.08)	2.91	2.83	(0.19)	–	(0.19)	12.13	29.90		17,022	1.63		1.63		1.40		(0.12)		35
2009	6.02	(0.03)	3.50	3.47	–	–	–	9.49	57.64		6,907	1.73		1.73		1.58		(0.36)		33
2008	13.45	0.05	(5.92)	(5.87)	(0.28)	(1.28)	(1.56)	6.02	(43.44)		3,725	1.92		1.92		1.58		0.70		51
2007	14.39	(0.06)	0.58	0.52	(0.19)	(1.27)	(1.46)	13.45	3.71		3,515	2.11		2.11		1.58		(0.06)		47

Small-Cap Portfolio – Investment Class
† 2012	$10.07	$(0.00)	$0.52	$0.52	$–	$–	$–	$10.59	5.16	% [1]	$482,834	1.06	% [2]	1.06	% [2]	1.06	% [2]	(0.04	)% [2]	31%
2011	10.45	0.01	(0.35)	(0.34)	(0.04)	–	(0.04)	10.07	(3.28)		651,243	1.05		1.05		1.05		0.11		36
2010	8.68	0.04	1.74	1.78	(0.01)	–	(0.01)	10.45	20.52		630,227	1.06		1.06		1.06		0.47		34
2009	6.42	0.01	2.25	2.26	–	–	–	8.68	35.20		467,401	1.07		1.07		1.07		0.20		46
2008	9.96	0.00	(2.72)	(2.72)	(0.06)	(0.76)	(0.82)	6.42	(27.18)		291,898	1.07		1.07		1.07		0.07		45
2007	10.67	0.07	(0.30)	(0.23)	(0.00)	(0.48)	(0.48)	9.96	(2.14)		345,747	1.09		1.08		1.08		0.60		64

Small-Cap Portfolio – Service Class
† 2012	$9.98	$(0.01)	$0.51	$0.50	$–	$–	$–	$10.48	5.01	% [1]	$106,950	1.31	% [2]	1.31	% [2]	1.28	% [2]	(0.21	)% [2]	31%
2011	10.38	(0.01)	(0.36)	(0.37)	(0.03)	–	(0.03)	9.98	(3.55)		79,565	1.30		1.30		1.26		(0.02)		36
2010	8.64	0.03	1.72	1.75	(0.01)	–	(0.01)	10.38	20.26		41,505	1.34		1.34		1.30		0.36		34
2009	6.40	(0.00)	2.24	2.24	–	–	–	8.64	35.00		5,160	1.62		1.62		1.36		(0.04)		46
2008	9.94	(0.02)	(2.73)	(2.75)	(0.03)	(0.76)	(0.79)	6.40	(27.50)		1,438	1.96		1.96		1.36		(0.21)		45
2007	10.67	0.03	(0.28)	(0.25)	–	(0.48)	(0.48)	9.94	(2.37)		1,647	2.09		2.09		1.36		0.23		64

†   Six months ended June 30, 2012 (unaudited).
1   Not annualized
2   Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2012 Semiannual Report to Shareholders | 21

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2012. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Common Stocks	$404,517,522	$143,873,138	$183,851	$548,574,511
Cash Equivalents	13,080,368	39,066,000	–	52,146,368
Small-Cap Portfolio
Common Stocks	581,438,596	6,514,947	–	587,953,543
Cash Equivalents	2,298,734	2,164,000	–	4,462,734

22 | Royce Capital Fund 2012 Semiannual Report to Shareholders

Valuation of Investments (continued):

Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/11	Gain (Loss) [1]	Balance as of 6/30/12
Micro-Cap Portfolio
Common Stocks	$182,286	$1,565	$183,851

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Royce Capital Fund 2012 Semiannual Report to Shareholders | 23

Notes to Financial Statements (unaudited) (continued)

Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 12, 2013. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2012.

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/12	Year ended	6/30/12	Year ended	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

Micro-Cap Portfolio
Investment Class	3,453,614	10,881,521	–	1,518,226	(5,800,387)	(13,235,099)	(2,346,773)	(835,352)
Service Class	809,626	1,414,914	–	66,692	(352,030)	(363,651)	457,596	1,117,955

Small-Cap Portfolio
Investment Class	4,665,957	15,958,086	–	236,126	(23,727,687)	(11,804,762)	(19,061,730)	4,389,450
Service Class	2,374,970	4,873,500	–	24,234	(142,361)	(923,986)	2,232,609	3,973,748

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% for the Service Class of Micro-Cap Portfolio through April 30, 2013. For the six months ended June 30, 2012, Micro-Cap Portfolio recorded advisory fees of $3,874,217 and Small-Cap Portfolio recorded advisory fees of $3,241,416.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2012, Micro-Cap Portfolio-Service Class recorded net distribution fees of $23,764 and Small-Cap Portfolio-Service Class recorded net distribution fees of $106,114.

Purchases and Sales of Investment Securities:
       For the six months ended June 30, 2012, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$ 60,630,345	$ 91,789,201
Small-Cap Portfolio	192,769,504	323,257,944

Class Specific Expenses:
       Class specific expenses were as follows for the six months ended June 30, 2012:

	Net				Transfer Agent
	Distribution	Shareholder	Shareholder		Balance
	Fees	Servicing	Reports	Registration	Credits	Total
Micro-Cap Portfolio – Investment Class	$–	$4,542	$41,681	$ –	$ (1)	$46,222
Micro-Cap Portfolio – Service Class	23,764	2,980	461	499	–	27,704
	23,764	7,522	42,142	499	(1)
Small-Cap Portfolio – Investment Class	–	6,807	41,954	1,529	(1)	50,289
Small-Cap Portfolio – Service Class	106,114	3,010	1,553	1,419	–	112,096
	106,114	9,817	43,507	2,948	(1)

Tax Information:
     At June 30, 2012, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized

	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Micro-Cap Portfolio	$566,256,478	$34,464,401	$117,769,489	$83,305,088
Small-Cap Portfolio	512,035,235	80,381,042	108,211,486	27,830,444

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

24 | Royce Capital Fund 2012 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2012, and held for the entire six-month period ended June 30, 2012. Service Class shares are generally available only through certain insurance companies, brokers or retirement plan administrators who receive service fees from the Fund for services that they perform.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2012, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/12	6/30/12	Period [1]	1/1/12	6/30/12	Period [1]	Ratio [2]
Investment Class

Micro-Cap Portfolio	$1,000.00	$1,024.02	$6.69	$1,000.00	$1,018.25	$6.67	1.33%
Small-Cap Portfolio	1,000.00	1,051.64	5.41	1,000.00	1,019.59	5.32	1.06%

Service Class

Micro-Cap Portfolio	1,000.00	1,024.15	7.55	1,000.00	1,017.40	7.52	1.50%
Small-Cap Portfolio	1,000.00	1,050.10	6.52	1,000.00	1,018.50	6.42	1.28%

[1]	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Royce Capital Fund 2012 Semiannual Report to Shareholders | 25

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee [1], President
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee [1]
Age: 57 | Number of Funds Overseen: 49 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc.; Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 63 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 74 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 70 | Number of Funds Overseen: 49 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 66 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 60 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 50 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 45 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 52 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

26 | Royce Capital Fund 2012 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2012, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2012 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
    All indexes referenced are unmanaged and capitalization weighted. Each indexes’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 Index and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000 Index. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
    Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio (up to 35%) and Royce Capital Fund–Small-Cap Portfolio (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forwardlooking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Capital Fund 2012 Semiannual Report to Shareholders | 27

Board Approval of Investment Advisory Agreement

At meetings held on June 6-7, 2012, Royce Capital Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and Royce Capital Fund relating to each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of brokerage commissions, “soft dollar” research services R&A receives, payments made to R&A or its affiliates relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received with assistance and advice from, and met separately with, their independent legal counsel. While the Investment Advisory Agreements for the Funds were considered at the same meeting, the trustees dealt with each agreement separately. Among other factors, the trustees noted that they considered the following:

The nature, extent and quality of services provided by R&A:
The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing The Royce Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to The Royce Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds and expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:
In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. The trustees noted that Royce Micro-Cap Portfolio’s (“RCM”) and Royce Small-Cap Portfolio’s (“RCS”) Sharpe Ratio placed in the second quartile within Morningstar’s small-blend category for the three-, and five- periods ended December 31, 2011, and in the first quartile for the ten-year period ended December 31, 2011.
    The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their indexes and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund:
The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

28 | Royce Capital Fund 2012 Semiannual Report to Shareholders

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether each of the Funds has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. It was noted that RCM’s expense ratio placed in the second quartile within its peer group. The trustees noted that RCS’s expense ratio placed in the fourth quartile, higher than its peer group and category medians due to its higher advisory fee compared to its peer group median.
    The trustees noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of service that R&A provides to registered investment companies such as the Fund as compared to other accounts, the Funds’ advisory fees compared favorably to these other accounts.
    It was noted that no single factor was cited as determinative to the decision of the Board. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Royce Capital Fund 2012 Semiannual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $36 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for nearly 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $136 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce
Charles M. Royce
President

Date: August 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND	ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: August 15, 2012	Date: August 15, 2012